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Prospectus Supplement
January 22, 1996
___________________________________________________________________
Privileged Assets Select Annuity
30325 A (11/95)
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The following information modifies the disclosure of the prospectus for the APL Variable Annuity Account 1, the Privileged Assets
Select Annuity dated Oct. 31, 1995.

Subaccounts Available for investment:
You may now invest your purchase payments in two new subaccounts, for a total of 9 subaccounts:

                                 Subaccount
TCI Growth                          CGR

Janus Aspen Series Worldwide
  Growth Portfolio                  CWG

Investment Goals and Policies of the Funds:

TCI Growth

Objective: capital growth. Invests primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

Janus Aspen Series Worldwide Growth Portfolio

Objective: long-term growth of capital in a manner consistent with the preservation of capital. Invests primarily in common stocks of foreign and domestic issuers.

All funds are available to serve as the underlying investment for variable annuities, and some funds are available to serve as the underlying investment for variable annuities, variable life insurance contracts and qualified plans. It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts, variable life insurance separate accounts and/or qualified plans to invest in the available funds simultaneously. Although American Partners Life Insurance Company (American Partners Life) and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between such contract owners, policy owners and qualified plans to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that separate funds should be established for variable annuities and variable life insurance and qualified plan separate accounts, the variable contract holders would not bear any expenses associated with establishing separate funds.
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The Expense Summary section on page 8 is revised to include the following:

Expense Summary

Operating expenses of underlying mutual funds: management fees and other expenses deducted as a percentage of average net assets as follows:*
                                              Janus Aspen Series
                                                   Worldwide
                         TCI Growth            Growth Portfolio
Management fees             1.00%                     .69%

Other expenses               .00                      .49

Total**                     1.00%                    1.18%

*Premium taxes imposed by some state and local governments are not reflected in this table. American Partners Life has entered into arrangements with the investment advisers of certain funds under which it is compensated for the administrative services it provides to the funds.
**Annualized operating expenses of underlying mutual funds for the year end Dec. 31, 1994. The figures given above reflect the amounts actually deducted during 1994, except for three funds. The INVESCO VIF Industrial Income Portfolio commenced investment operations on Aug. 10, 1994, and therefore the expenses for this Portfolio are annualized. As of the date of this prospectus, certain fees are being waived or expenses are being assumed by the respective investment managers or service providers for certain of the underlying mutual funds, in each case on a voluntary basis. Without such waivers or reimbursements, the Total Portfolio Annual Expenses that would have been incurred for the last completed fiscal year would be: 32.55% for the INVESCO VIF Industrial Income Portfolio. The expense figures shown are net of certain expense waivers and fee reductions from Janus Capital. Without such waivers, management fees, other expenses and total fund expenses would have been 1.00%, .49% and 1.49% respectively for the Worldwide Growth Portfolio. See the Portfolios' prospectus for a discussion of fee waiver and expense reimbursements.

Example:* You would pay the following expenses on a $1,000 investment, assuming 5% annual return and surrender, on surrender or selection of an annuity payout plan at the end of each time period:

                       TCI                    Janus Aspen Series
                     Growth                    Worldwide Growth
1 year                $ 23.43                     $ 25.28

3 years                 72.18                       77.72

5 years                123.55                      132.79

10 years               264.41                      282.82
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This example should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

*In this example, the $30 annual contract administrative charge is approximated as a .286% charge based on our estimated average contract size.

Investors Research Corporation, Twentieth Century Tower, 4500 Main Street, Kansas City, MO, 64111, serves as the investment manager of TCI Portfolios, Inc. Janus Capital Corporation, 100 Fillmore Street, Denver, CO 80206-4923, is the investment manager for Janus Aspen Series Worldwide Growth Portfolio.

Paragraph 3 of page 10 "IDS Life Capital Resource Fund" is revised to:

      "Objective: capital appreciation. Invests primarily in U.S. common stocks and other securities convertible into common stock, diversified over many different companies in a variety of industries."


















Expires 4-30-96